EXHIBIT NO. 21.1


UNIONBANCAL CORPORATION AND
UNION BANK OF CALIFORNIA, N.A.
AS OF December 31, 2000

ACTIVE SUBSIDIARIES OF UNIONBANCAL CORPORATION

1.       Bankers Commercial Corporation
2.       Cal First Properties, Inc.
3.       HighMark Capital Management, Inc.
4.       Mills-Ralson, Inc.
5.       Stanco Properties, Inc.
6.       UNBC Leasing, Inc.
7.       UnionBanCal Commercial Funding Corporation
8.       UnionBanCal Equities, Inc.
9.       UnionBanCal Leasing Corporation
10.      UnionBanCal Mortgage Corporation
11.      UnionBanCal Venture Corporation

ACTIVE SUBSIDIARIES OF UNION BANK OF CALIFORNIA, N.A.

1.       Inland Property Company
2.       UBOC Investment Services, Inc.
3.       Union Bank of California International
4.       Copper Mountain Financial Group, Inc.

INACTIVE SUBSIDIARIES

1.       SBS Realty Inc.
2.       UNBC Cayman, Limited
3.       UBOC Comstock I
4.       Union Bank of California Leasing, Inc.




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

                              CORPORATE STRUCTURE

   The Bank of                                                         Public
Tokyo-Mitsubishi,                                                      Common
      Ltd.                                                          Shareholders
      66.3%                                                            33.7%

                               -----------------
                                  UNIONBANCAL
                                  CORPORATION
                               San Francisco, CA
                               -----------------
            ---------------------------|
            |                          |
100%        |                          |               100%
-------------------------              |               -------------------------
     UNION BANK OF                     |                  Bankers Commercial
       CALIFORNIA                      |---------------     Corporation
  National Association                 |                    San Diego, CA
   San Francisco, CA                   |               -------------------------
-------------------------              |
            |                          |               100%
100%        |-----------------------   |               -------------------------
-------------------------           |  |                       Cal First
     Copper Mountain                |  |---------------    Properties, Inc.
  Financial Group, Inc.  -----------|  |                   San Francisco, CA
    Portland, Oregon                |  |               -------------------------
-------------------------           |  |
 |                                  |  |               100%
 |   100%                           |  |               -------------------------
 |   -----------------              |  |                   HighMark Capital
 |    Copper Mountain               |  |---------------    Management, Inc.
 |---Trust Corporation              |  |                   San Francisco, CA
     Portland, Oregon               |  |               -------------------------
     -----------------              |  |
                                    |  |               100%
100%                                |  |               -------------------------
-------------------------           |  |                   Mill-Ralston, Inc.
     Inland Property                |  |---------------    San Francisco, CA
         Company         -----------|  |               -------------------------
    San Francisco, CA               |  |
-------------------------           |  |               100%
                                    |  |               -------------------------
100%                                |  |                    SBS Realty Inc.
-------------------------           |  |---------------    San Francisco, CA
     UBOC Comstock I                |  |                      (INACTIVE)
    San Francisco, CA    -----------|  |               -------------------------
       (INACTIVE)                   |  |
-------------------------           |  |               100%
                                    |  |               -------------------------
100%                                |  |                        Stanco
-------------------------           |  |---------------    Properties, Inc.
UBOC Investment Services,           |  |                   Los Angeles, CA
          Inc.           -----------|  |               -------------------------
     Los Angeles, CA                |  |
-------------------------           |  |               100%
                                    |  |               -------------------------
100%                                |  |                UNBC (Cayman), Limited
-------------------------           |  |--------------- Georgetown Grand Cayman
Union Bank of California            |  |                     Islands, BWI
      International      -----------|  |                      (INACTIVE)
      New York, NY                  |  |               -------------------------
-------------------------           |  |
                                    |  |               100%
100%                                |  |               -------------------------
-------------------------           |  |                     UNBC Leasing,
Union Bank of California            |  |---------------          Inc.
      Leasing, Inc.      -----------|  |                    Los Angeles, CA
    San Francisco, CA                  |               -------------------------
       (INACTIVE)                      |
-------------------------              |               100%
                                       |               -------------------------
                                       |                UnionBanCal Commercial
                                       |---------------  Funding Corporation
                                       |                   Los Angeles, CA
                                       |               -------------------------
                                       |
                                       |               100%
                                       |               -------------------------
                                       |                      UnionBanCal
                                       |---------------     Equities, Inc.
                                       |                    Los Angeles, CA
                                       |               -------------------------
                                       |
                                       |               100%
                                       |               -------------------------
                                       |                       UnionBanCal
                                       |---------------   Leasing Corporation
                                       |                    Los Angeles, CA
                                       |               -------------------------
                                       |
                                       |               100%
                                       |               -------------------------
                                       |                      UnionBanCal
                                       |---------------  Mortgage Corporation
                                       |                   Los Angeles, CA
                                       |               -------------------------
                                       |
                                       |               100%
                                       |               -------------------------
                                       |                      UnionBanCal
                                       |---------------   Venture Corporation
                                                            Los Angeles, CA
                                                       -------------------------

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